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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________


                                   FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 31, 2004
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                                 IA Global, Inc.
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               (Exact Name of Registrant as specified in Charter)



         Delaware                      1-15863                  13-4037641
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(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification Number)



        533 Airport Boulevard, Suite 400, Burlingame, CA        94010
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           (Address of principal executive offices)           (Zip Code)




       Registrant's telephone number, including area code: (650) 685-2403
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

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

IA Global, Inc. announced that it had invested 50,000,000 Yen or approximately $488,000 in its majority owned subsidiary, Rex Tokyo Co Ltd. Under the terms of the Subscription Agreement dated December 31, 2004, we agreed to purchase Five Hundred (500) Series A Preference Shares (the "Preference Shares") of Rex Tokyo Co Ltd (the "Company"), for the sum of Two Hundred Thousand Yen ((Y)200,000) per Preference Share, a purchase price of One Hundred Million Yen ((Y)100,000,000), in the aggregate, payable in two equal installments. The initial (Y)50,000,000 was paid by December 31, 2004 and the balance is to be paid by December 31, 2005.

The funds will be used to expand the Rex Tokyo business. They continue to increase their revenues due to the performance of two new sales offices, the sale of slot machines directly rather than as an agent and the sale of Tesco lighting systems by Timothy World.

Historically, Rex Tokyo has sold slot machines primarily as a manufacturer's agent and recognized commissions received as miscellaneous income. Rex Tokyo has recently begun to purchase slot machines from manufacturers and re-sell them as a distributor. For purchased machines, Rex Tokyo recognizes the full sale price of the machine into revenue and the cost of the machine into cost of goods sold.

The investment was funded from working capital. A copy of the Subscription Agreement and Annex A are included as Exhibit 10.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Financial statements of business acquired - None.

    (b) Pro Forma financial information - None.

    (c) Exhibits:

    EXHIBIT NO.                    DESCRIPTION
    -----------                    -----------

       10.1 Subscription Agreement and Annex A dated December 31, 2004 between IA Global, Inc. and Rex Tokyo Co Ltd.




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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  January 7, 2005                 IA Global, Inc.
                                        (Registrant)


                                        By: /s/ Alan Margerison
                                            -------------------
                                            Alan Margerison
                                            President and
                                            Chief Executive Officer


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